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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 8, 2002
                                                 ----------------------

                           EXCALIBUR INDUSTRIES, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                       0-30291                  65-0735872
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
 of incorporation)                                           Identification No.)

         16825 NORTHCHASE DRIVE, SUITE 630 HOUSTON, TEXAS 77060
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         (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (281) 877-9700
                                                   ------------------

                     GLOBAL REALTY MANAGEMENT GROUP, INC.,
                     -------------------------------------
             1221 BRICKELL AVENUE, SUITE 900, MIAMI, FLORIDA 33131
             -----------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On April 8, 2002, GRMG Acquisition Corp., a Texas corporation and our wholly-owned subsidiary, merged with and into Excalibur Holdings, Inc., a Texas corporation.

         Before the merger of Excalibur Holdings into GRMG Acquisition Corp., our independent accountant was Salibello & Broder, LLP and Excalibur Holdings' independent accountant was Cross and Robinson. Because the merger has been accounted for as a recapitalization under generally accepted accounting principles, the financial statements of Excalibur Holdings, which have been previously audited by Cross and Robinson, will constitute our financial statements beginning as April 8, 2002. Therefore, on April 8, 2002, we decided to engage Cross and Robinson as our independent accountants following the consummation of the merger and, accordingly, Salibello & Broder was dismissed as our independent accountant on or about April 8, 2002.

         We subsequently re-hired Salibello & Broder to audit our financial statements (on a pre-merger, development stage company basis) for the transition period commencing on July 1, 2001 and ending on December 31, 2001. On June 26, 2002, Salibello & Broder reported on our financial statements (on a pre-merger, development stage company basis) as of December 31, 2001 and for the six months then ended. Upon receipt of Salibello & Broder's report on these financial statements, we decided to continue the engagement of Cross and Robinson as our independent accountants and, accordingly, Salibello & Broder was again dismissed as our independent accountant on or about June 27, 2002.

         During our fiscal years ended June 30, 2001 and 2000, the transition period ending December 31, 2001, through the subsequent interim period through April 7, 2002, and the period from our re-hiring of Salibello & Broder through June 27, 2002, we did not have any disagreement with Salibello & Broder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. During that time, there were no "reportable events" as set forth in Item 304(a)(1)(i-iv) of Regulation S-B adopted by the Securities and Exchange Commission, except that the accountant's reports of Salibello & Broder LLP on our financial statements (on a pre-merger, development stage company basis) as of and for the two years ended June 30, 2001 and the transition period ended December 31, 2001 included an explanatory paragraph reflecting an uncertainty because the realization of assets and the satisfaction of liabilities was dependent upon our ability to meet our future financing requirements and the success of future operations. These factors raised substantial doubt about our ability to continue as a going concern.

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         The reports of Salibello & Broder on our financial statements for the fiscal years ended June 30, 2000 and 2001 and the transition period ending December 31, 2001 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles, except that the accountant's reports of Salibello & Broder LLP on our financial statements (on a pre-merger, development stage company basis) as of and for the two years ended June 30, 2001 and the transition period ended December 31, 2001 included an explanatory paragraph reflecting an uncertainty because the realization of assets and the satisfaction of liabilities was dependent upon our ability to meet our future financing requirements and the success of future operations. These factors raised substantial doubt about our ability to continue as a going concern.

         The decision to change accountants from Salibello & Broder to Cross and Robinson was approved by our board of directors.

         Salibello & Broder has been our independent accountant since July 31, 2000 and we have regularly consulted Salibello & Broder since that time and up to the consummation of the merger. We had not consulted Cross and Robinson during our last two fiscal years and through the interim period to April 8, 2002 regarding any of the matters specified in Item 304(a)(2) of Regulation S-B. We have provided Salibello & Broder with a copy of this report prior to its filing with the Commission. Salibello & Broder has provided a letter to us, dated October 21, 2002 and addressed to the Commission, which is attached hereto as
Exhibit 16.1 and is hereby incorporated herein by reference.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         Not applicable.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EXCALIBUR INDUSTRIES, INC.
                                        (Registrant)

Date:  November 12, 2002                By: /S/ Matthew C. Flemming
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                                           Matthew C. Flemming, Chief Financial
                                           Officer, Treasurer, Secretary and
                                           Executive Vice President

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